united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22963

Altegris KKR Commitments Master Fund

(Exact name of registrant as specified in charter)

1200 Prospect Street, Suite 400 La Jolla, CA 92037

(Address of principal executive offices) (Zip code)

David P. Mathews, Senior Vice President & General Counsel , Altegris Advisors, L.L.C.

1200 Prospect Street, Suite 400 La Jolla, CA 92037

(Name and address of agent for service)

Registrant's telephone number, including area code: 858-459-7040

Date of fiscal year end: 3/31

Date of reporting period: 9/30/18

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

Altegris KKR Commitments Master Fund

Semi-Annual Report

September 30, 2018

ADVISED BY:

SUB-ADVISED BY:

StepStone Group LP
4275 Executive Square
Suite 500
La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Altegris KKR Commitments Master Fund
September 30, 2018

Table of Contents

Portfolio Review (Unaudited)	1
Consolidated Portfolio of Investments (Unaudited)	2
Consolidated Statement of Assets and Liabilities (Unaudited)	4
Consolidated Statement of Operations (Unaudited)	5
Consolidated Statements of Changes in Net Assets (Unaudited)	6
Consolidated Statement of Cash Flows (Unaudited)	7
Consolidated Statements of Financial Highlights (Unaudited)	8
Notes to Consolidated Financial Statements (Unaudited)	9
Supplemental Information (Unaudited)	19
Privacy Notice	22

Altegris KKR Commitments Master Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the period ended September 30, 2018, compared to its benchmarks:

				Since Inception
	Six Month	One Year	Three Year	July 31, 2015 **
Altegris KKR Commitments Master Fund - Class A	6.46%	7.99%	9.96%	9.32%
Altegris KKR Commitments Master Fund - Class A with load ***	2.72%	4.18%	8.67%	8.09%
Altegris KKR Commitments Master Fund - Class I	6.79%	8.61%	10.73%	10.11%
S&P 500 Total Return Index ****	11.41%	17.91%	17.31%	13.16%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s August 1, 2018, as supplemented August 31, 2018 prospectus, the total annual operating expense are 2.78% and 2.15% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is August 1, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.

***	Class A with load total return is calculated using the maximum sales charge of 3.50%.

****	The S&P 500 Total Return Index is a wideley accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Holdings by Type of Investment as of September 30, 2018	% of Net Assets
Private Equity:
Secondary Investments	36.76%
Co-Investments	19.95%
Primary Investments	13.17%
Direct Investment	0.43%
Short Term Investment:
Private Money Market	17.58%
U.S. Government Securities	5.61%
Other assets less liabilities	6.50%
Total	100.00%

Please refer to the Consolidated Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2018

					Initial
				% of Net	Acquisition
	Geographic Region	Cost	Fair Value	Assets	Date
PRIVATE EQUITY (a) - 69.88%
CO-INVESTMENTS - 19.95%
KKR Blue Co-Invest L.P.	Europe	$1,966,654	$3,292,016	0.82%	3/1/2016
KKR Byzantium Infrastructure Co-Invest L.P. *	Europe	9,494,628	9,347,194	2.32%	10/3/2017
KKR Caribou Co-Invest L.P.	Americas	17,500,000	20,370,000	5.05%	2/26/2018
KKR Element Co-Invest L.P.	Americas	7,035,000	9,129,632	2.26%	8/12/2016
KKR Palo Verde Co-Invest L.P. (b)	Americas	10,570,200	11,288,563	2.80%	2/26/2018
KKR Sigma Co-Invest L.P.	Americas	7,500,000	7,476,060	1.85%	6/11/2018
Uno Co-Invest L.P.	Americas	15,000,000	19,500,000	4.85%	6/7/2017
TOTAL CO-INVESTMENTS		69,066,482	80,403,465	19.95%

PRIMARY INVESTMENTS - 13.17%
Bridge Growth Partners (Parallel), L.P.	Americas	995,165	1,150,172	0.28%	2/23/2016
HPH Specialized International Fund I L.P.	Americas	652,886	1,536,282	0.38%	6/30/2017
KKR Americas Fund XII L.P.	Americas	10,688,844	11,549,950	2.88%	3/31/2017
KKR Asian Fund III L.P.	Asia	8,477,575	9,022,189	2.24%	3/31/2017
KKR European Fund IV, L.P. *	Europe	3,042,555	4,291,369	1.06%	12/17/2015
KKR Health Care Strategic Growth Fund L.P.	Americas	1,186,479	1,342,781	0.33%	8/4/2017
KKR Real Estate Partners Americas II L.P.	Americas	7,495,552	7,731,982	1.92%	5/31/2018
Lime Rock Partners IV AF, L.P.	Americas	4,911,911	4,957,699	1.23%	6/21/2018
Oak Hill Capital Partners IV, L.P. *	Americas	437,448	304,769	0.08%	3/31/2017
OnyxPoint Permian Equity Feeder III LLC	Americas	1,749,896	1,751,401	0.43%	9/7/2018
Warburg Pincus XI (ASIA), L.P.	Asia	9,200,000	9,437,814	2.34%	9/30/2017
TOTAL PRIMARY INVESTMENTS		48,838,311	53,076,408	13.17%

SECONDARY INVESTMENTS - 36.76%
Baring Asia Private Equity III L.P. I	Asia	4,888,536	883,963	0.22%	7/27/2016
Charles River Partnership XIII, L.P.	Americas	52,128	80,691	0.02%	6/29/2018
Foundation Capital III L.P.	Americas	102	1,460	0.00%	6/29/2018
Foundation Capital Leadership Fund, L.P.	Americas	2,444	1,496	0.00%	6/29/2018
Foundation Capital V L.P.	Americas	174,497	301,033	0.08%	6/29/2018
Foundation Capital VI L.P.	Americas	224,840	377,152	0.09%	6/29/2018
Foundation Capital VII L.P.	Americas	677,120	1,080,620	0.27%	6/29/2018
Foundation Capital VIII L.P.	Americas	515,386	821,415	0.20%	6/29/2018
KKR 2006 Fund L.P . *	Americas	20,478,197	19,424,655	4.82%	12/31/2015
KKR 2006 Fund (Allstar) L.P. (b)	Americas	2,627,587	1,955,702	0.49%	12/31/2015
KKR 2006 Fund (GDG) L.P. (b) *	Americas	2,096,657	831,841	0.21%	12/31/2015
KKR 2006 Fund (Overseas) L.P. *	Global	9,899,057	4,900,695	1.22%	12/31/2015
KKR Asian Fund L.P. *	Asia	1,969,198	1,213,287	0.30%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P.	Asia	1,399,295	478,605	0.12%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. *	Asia	3,604,370	3,885,922	0.97%	9/30/2017
KKR China Growth Fund, L.P.	China	17,018,726	16,436,467	4.08%	6/29/2018
KKR European Fund III, L.P. *	Europe	9,259,527	14,719,858	3.65%	12/31/2015
KKR Gaudi Investors L.P. *	Europe	8,579,650	8,983,870	2.23%	5/4/2017
KKR Lending Partners II L.P. (b)	Americas	5,275,123	5,572,671	1.38%	4/27/2017
KKR North America Fund XI L.P. (b) *	Americas	27,571,767	38,056,182	9.45%	10/29/2015
KKR North America Fund XI (Buckeye) L.P. *	Americas	432,167	113,307	0.03%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b) *	Americas	1,656,323	5,238,020	1.30%	10/29/2015
KKR North America Fund XI (Sage) L.P. (b) *	Americas	519,017	406,294	0.10%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *	Americas	1,043,197	1,223,125	0.30%	10/29/2015
Menlo Ventures IX LP	Americas	153,596	279,744	0.07%	12/31/2017
Menlo Ventures X LP *	Americas	2,671,142	1,594,437	0.40%	12/31/2017
Menlo Ventures XI LP *	Americas	5,113,413	3,387,199	0.84%	12/31/2017
Oak Hill Capital Partners III (AIV I), L.P.	Americas	268,956	327,991	0.08%	3/17/2017
Oak Hill Capital Partners III, L.P. *	Americas	2,022,727	2,468,565	0.61%	3/17/2017
Oak Hill Special Opportunities Fund (Offshore II), Ltd. *	Americas	40,849	37,957	0.01%	3/17/2017
OHCP III BC COI, L.P.	Americas	1,866,476	2,708,408	0.67%	3/17/2017
Orchid Asia III, L.P.	Asia	976,340	1,540,008	0.38%	8/23/2016
SFC Energy Partners I-A L.P. (b) *	Americas	1,996,797	2,498,895	0.61%	9/30/2017
The Resolute Fund II	Americas	4,146,027	4,233,824	1.04%	9/7/2018
Yorktown Energy Partners IX, L.P (b)	Americas	373,351	404,064	0.10%	1/8/2018
Yorktown Energy Partners VI, L.P (b)	Americas	63,889	72,215	0.02%	1/8/2018
Yorktown Energy Partners VII, L.P (b)	Americas	207,993	187,042	0.05%	1/8/2018
Yorktown Energy Partners VIII, L.P (b)	Americas	658,313	597,749	0.15%	1/8/2018
Yorktown Energy Partners X, L.P (b)	Americas	676,097	788,070	0.20%	1/8/2018
TOTAL SECONDARY INVESTMENTS		141,200,877	148,114,499	36.76%

TOTAL PRIVATE EQUITY		$259,105,670	$281,594,372	69.88%

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2018

						Initial
					% of Net	Acquisition
		Geographic Region	Cost	Fair Value	Assets	Date
DIRECT INVESTMENT - 0.43%
Salient Solutions LLC * (a,c,d)		Americas	$1,057,149	$1,728,106	0.43%	2/10/2016
			$1,057,149	$1,728,106	0.43%
SHORT TERM INVESTMENT - 23.19%	Principal
U.S. GOVERNMENT SECURITIES - 5.61%
United States Treasury Bill, 10/4/18	22,584,000		$22,580,302	$22,580,302	5.61%	4/3/2018

PRIVATE MONEY MARKET FUNDS - 17.58%
Federated Prime Private Liquidity Fund, Premier Class				$25,351,561	6.29%	12/29/2017
Prime Liquidity LLC Fund, Capital Class				45,502,810	11.29%	12/29/2017
TOTAL PRIVATE MONEY MARKET FUNDS			$70,854,371	$70,854,371	17.58%

TOTAL SHORT TERM INVESTMENTS			$93,434,673	$93,434,673	23.19%

TOTAL INVESTMENTS - 93.50% (Cost - $353,597,492) (e)				$376,757,151
OTHER ASSETS LESS LIABILITIES - 6.50%				26,197,335
NET ASSETS - 100.00%				$402,954,486

*	Non-income producing.

(a)	Securities are restricted to resale represents $283,322,478 or 70.31% of net assets.

(b)	All or part of these investments are holdings of AKCF LLC - Series A.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy (See Note 2).

(d)	This investment is considered as a restricted security pursuant to Section 12.12 of Regulation S-X. The Fund purchased this investment at the cost of $1,057,149 on February 10, 2016.

(e)	The fair value of total investments consists of the following:

Private Equity	$281,594,372
Direct Investment	1,728,106
Short Term Investment	93,434,673
Total Investments	$376,757,151

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2018

ASSETS
Investment securities:
Investments at cost	$353,597,492
Investments at fair value	$376,757,151
Cash	14,104,913
Securities paid in advance	20,107,451
Receivable for securities sold	135,329
Dividend receivable	35,762
Prepaid expenses and other assets	140,273
TOTAL ASSETS	$411,280,879

LIABILITIES
Payable for securities purchased	62,740
Subscriptions received in advance	662,130
Payable for Fund shares repurchased	6,603,008
Payable due to Adviser	432,026
Distribution and servicing fees payable to Distributor	150,508
Other related parties payable	202,868
Line of credit fees payable	2,434
Accrued expenses and other liabilities	210,679
TOTAL LIABILITIES	8,326,393
Commitments and contingencies (See Notes 2 and 7)
NET ASSETS	$402,954,486

Composition of Net Assets:
Paid in capital	$360,794,960
Accumulated net investment loss	(11,761,032)
Accumulated undistributed net realized gain on investment	30,760,899
Net unrealized gain on investments	23,159,659
NET ASSETS	$402,954,486

Class A Shares:
Net Assets	$299,504,703
Shares of beneficial interest outstanding [$0 par value]	20,902,865
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$14.33
Maximum offering price per share (net asset value plus maximum sales charge of 3.50%)	$14.85

Class I Shares:
Net Assets	$103,449,783
Shares of beneficial interest outstanding [$0 par value]	3,387,480
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$30.54

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended September 30, 2018

INVESTMENT INCOME
Dividend distributions from underlying investments	$905,325
Dividend income	971,335
Interest income	237,242
TOTAL INVESTMENT INCOME	2,113,902

EXPENSES
Management fees	2,375,839
Distribution and servicing fees:
Class A	892,486
Sub accounting and sub transfer agent fees	265,596
Legal fees	191,712
Administrative services fees	141,952
Printing and postage expenses	65,192
Trustees fees and expenses	63,518
Audit and tax fees	45,123
Line of credit fees	31,962
Accounting services fees	31,068
Custodian fees	15,041
Chief compliance officer fees	12,912
Other expenses	53,533
TOTAL EXPENSES	4,185,934
Expenses recapture	192,262
NET EXPENSES	4,378,196

NET INVESTMENT LOSS	(2,264,294)

NET REALIZED AND UNREALIZED GAIN ON OPERATIONS
Capital gain distributions from underlying investments	17,365,644
Net change in unrealized appreciation on investments	9,963,482
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	27,329,126

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,064,832

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	September 30, 2018	March 31, 2018
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(2,264,294)	$(4,332,065)
Capital gain distributions from underlying investments	17,365,644	23,064,199
Net change in unrealized appreciation on investments	9,963,482	2,867,021
Net increase in net assets resulting from operations	25,064,832	21,599,155

DISTRIBUTIONS TO MEMBERS
From net realized gains
Class A	(5,525,269)	(11,531,242)
Class I	(1,821,292)	(3,385,429)
Total distributions to members	(7,346,561)	(14,916,671)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,726,422	92,476,247
Class I	7,380,227	33,480,403
Reinvestment of distributions
Class A	5,388,678	11,325,115
Class I	1,702,213	3,241,443
Redemption of units
Class A	(9,869,499)	(10,990,442)
Class I	(1,616,194)	(1,912,124)
Total Increase in Net Assets from Shares of Beneficial Interest	6,711,847	127,620,642

NET INCREASE IN SHARES OF BENEFICIAL INTEREST	24,430,118	134,303,126

NET ASSETS
Beginning of Period	378,524,368	244,221,242
End of Period *	$402,954,486	$378,524,368
*Includes accumulated net investment loss of:	$(11,761,032)	$(9,496,738)

SHARE ACTIVITY
Class A:
Shares Sold	268,473	6,780,121
Shares Reinvested	396,518	842,590
Shares Redeemed	(696,513)	(794,910)
Net increase (decrease) in shares outstanding	(31,522)	6,827,801

Class I:
Shares Sold	250,057	1,151,928
Shares Reinvested	58,880	113,813
Shares Redeemed	(53,416)	(65,179)
Net increase in shares outstanding	255,521	1,200,562

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended September 30, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in net assets resulting from operations	$25,064,832
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(60,812,910)
Proceeds (Purchase) of short-term investments, Net	5,185,292
Net change in unrealized appreciation on investments	(9,963,482)
Return of capital from underlying investments	12,842,796
Increase in prepaid expenses and other assets	(20,269,796)
Increase in interest, dividend and distributions receivables	(35,762)
Decrease in subscriptions received in advance	(1,496,709)
Increase in payable for Fund shares repurchased	1,502,112
Increase in payable for securities purchased	62,740
Decrease in payable due to Adviser	(95,760)
Decrease in distribution and servicing fees payable to Distributor	(131,631)
Increase in other related parties payable	23,790
Decrease in line of credit fees payable	(8,621)
Decrease in accrued expenses and other liabilities	(82,013)
Net Cash Used in Operating Activities	$(48,215,122)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Units issued, net of change in subscriptions received in advance	9,609,940
Payment of Units redeemed, net of change in payable for Units redeemed	(11,485,693)
Net Cash Provided by Financing Activities	$(1,875,753)

NET DECREASE IN CASH	(50,090,875)
CASH - BEGINNING OF PERIOD	64,195,788
CASH - END OF PERIOD	$14,104,913

SUPPLEMENTAL NONCASH DICLOSURE INFORMATION:
Non-cash financing activities not included herein consisted of reinvestment of distributions:	$7,090,891

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A (1)						Class I (2)
	Six Months Ended		Year Ended		Period Ended		Six Months Ended		Year Ended		Year Ended	Period Ended
	September 30, 2018		March 31, 2018		March 31, 2017		September 30, 2018		March 31, 2018		March 31, 2017	March 31, 2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$13.72		$13.43		$12.61		$29.15		$28.36		$26.57	$25.00
Gain (Loss) from investment operations:
Net investment income (loss) (3)	(0.10)		(0.20)		(0.11)		(0.12)		(0.22)		(0.01)	0.05
Net realized and unrealized gain on investments	0.97		1.07		1.50		2.07		2.25		3.00	1.52
Net increase in net assets resulting from operations	0.87		0.87		1.39		1.95		2.03		2.99	1.57
Less distributions from:
Net realized gains	(0.26)		(0.58)		(0.57)		(0.56)		(1.23)		(1.20)	—
Total distributions	(0.26)		(0.58)		(0.57)		(0.56)		(1.23)		(1.20)	—
Net asset value, end of year/period	$14.33		$13.72		$13.43		$30.54		$29.15		$28.36	$26.57
Total return (4)	6.46	% (5)	6.62%		11.19	% (5)	6.79	% (5)	7.27%		11.43%	6.28	% (5)
Net assets, end of year/period (000s)	$299,505		$287,217		$189,454		$103,450		$91,307		$54,767	$100,710

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	2.28%		2.31%		2.47%		1.68%		1.72%		2.77%	2.42%
Ratio of net expenses to average net assets (7)	2.38	% (8)	2.40	% (8)	2.47%		1.78	% (8)	1.77	% (8)	1.83%	1.61%
Ratio of net investment income (loss) to average net assets (7)	(1.31)%		(1.40)%		(0.97)%		(0.70)%		(0.75)%		(0.05)%	0.32%

Portfolio Turnover Rate	0	% (5)	0%		0	% (5)	0	% (5)	0%		0%	0	% (5)

(1)	Class A commenced operation on June 1,2016 with the reorganization of the master/feeder structure.

(2)	The Fund commenced operations on July 31, 2015, existing shares were reclassified to Class I Shares on June 1, 2016. See note 1 in the notes to consolidated financial statements.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	The net expense ratio is greater than gross expense ratio due to the expenses recaptured. See note 4 in the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
September 30, 2018

1.	ORGANIZATION

Altegris KKR Commitments Master Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), as a non-diversified, closed-end management investment company. Altegris Advisors, L.L.C., (the ’‘Adviser’’) serves as the Fund’s investment adviser. StepStone Group LP serves as the Fund’s Sub-Adviser (the “Sub-Adviser”).

The Fund was organized as a Delaware statutory trust on April 22, 2014. The Fund commenced operations as the “master fund” in a “master/feeder structure” on July 31, 2015. The Fund was reorganized from a “master/feeder” structure as of June 1, 2016, and currently offers two separate classes of shares of beneficial interest designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $25,000. Class A Shares are offered at NAV plus a maximum sales charge of 3.50%. Class I Shares are sold at NAV without an initial sales charge and are not subject to distribution fees. All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to invest and/or make capital commitments of at least 80% of its assets in or to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. Inc. or an affiliate thereof (collectively, “KKR”), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies (“Investment Funds”) and co-investment opportunities in operating companies (“Co-Investment Opportunities”) presented by such Investment Funds or by KKR. However, the Fund may at any time determine to allocate its assets to investments not sponsored or issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include AKCF LLC Series A (“AKCF”), a limited liability company in which the Fund invests and the results of which are reported on a consolidated basis with the Fund. AKCF is a wholly-owned subsidiary; therefore all inter-company accounts and transactions have been eliminated. The inception date of AKCF is September 18, 2015.

A summary of the Fund’s investment in AKCF is as follows:

AKCF Net Assets at	% of Total Net Assets
September 30, 2018	at September 30, 2018
$38,514,268	9.56%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its interests in Investment Funds and Co-Investment Opportunities. These valuation procedures, which have been approved by the Board of Trustees of the Fund (“The Board”), provide that the unaudited valuations determined by the general partner, managing

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2018

member or affiliated investment adviser of the Investment Funds (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations, which are provided on a quarterly basis, even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the underlying Investment Funds will typically provide the Adviser with only estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. While such information is provided on a quarterly basis, the Fund provides valuation and issues Shares on a monthly basis.

The Board is responsible for the Fund’s written valuation policies, processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, and representatives from Gemini Fund Services, LLC (“GFS”), the Fund’s administrator. The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policy and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Fund’s assets and liabilities measured at fair value:

				Investments
Assets *	Level 1	Level 2	Level 3	Valued at NAV	Total
Investments
Private Equity	$—	$39,701,828	$—	$241,892,544	$281,594,372
Direct Investment	—	—	1,728,106	—	1,728,106
Short-Term Investments	70,854,371	22,580,302	—	—	93,434,673
Total Investments:	$70,854,371	$62,282,130	$1,728,106	$241,892,544	$376,757,151

*	Refer to the Portfolio of Investments for industry classification.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. There were no transfers into or out of Level 1 and Level 2 during the current period presented.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2018

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Beginning Balance 3/31/18	$1,644,731
Change in unrealized appreciation/(depreciation)	83,375
Ending Balance 9/30/18	$1,728,106

The inputs used to value the Level 3 security are derived from valuations of the Level 3 security prepared by a fund in which the Fund is invested (the “Invested Fund”).

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 direct investment is calculated by adjusting its initial cost basis primarily by the change in unrealized appreciation (depreciation) as reflected in the Invested Fund’s valuations of the Level 3 security. The Invested Fund’s valuations of the Level 3 security are primarily based on an evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections. The Invested Fund has a valuation committee that is responsible for reviewing and approving valuations. The Invested Fund’s valuation committee may at its discretion employ third party valuation firms as appropriate.

Investments Valued at NAV – In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private equity is not being reported at fair value.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2018

A listing of the private equity held by the Fund and their attributes, as of September 30, 2018, that qualify for these valuations are shown in the table below:

						Notice	Redemption
Investment			Unfunded	Remaining	Redemption	Period (In	restrictions
Category	Investment Strategy	Fair Value	Commitments	Life	Frequency *	Days)	Terms **

Private Equity - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$207,852,717	$133,026,260	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Private Equity - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$56,662,482	$13,459,215	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Private Equity - Other	Infrastructure, Real Estate, Energy and Direct Lending/Mezzanine, Private Equity Fund of Funds	$17,079,173	$32,527,783	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Direct Investment - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$1,728,106	$—	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

*	The information summarized in the table above represent the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Unfunded Commitments – As of September 30, 2018, the Fund had total unfunded commitments of $179,013,258 which consist of $133,026,260 private equity-buyout, $13,459,215 private equity-growth equity and $32,527,783 private equity - other. The Fund expects to fulfill these unfunded commitments through the use of liquid investments, future distributions from Investment Funds and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2018

annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2015 through September 30, 2017 or expected to be taken in the Fund’s September 30, 2018 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

AKCF is a domestic limited liability company that has elected to be treated as a corporation and will be separately subject to U.S. federal and state income taxes. As of the date of this reporting period, there is no tax liability and therefore no provision for income taxes is required. Management of AKCF has concluded that there are no significant uncertain tax positions for current open tax years that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the six months ended September 30, 2018, cost of purchases other than short-term investments amounted to $60,812,910 investments.

Associated Risks

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2018

Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interest in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.10% (1.20% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly paid by investors in the Fund. The Adviser pays the Sub-Adviser a monthly fee of 0.030833% (0.37% on an annualized basis) of the month-end net asset value of the Fund’s investments in Investment Funds and Co-Investment Opportunities. Pursuant to the agreement, the Fund incurred $2,375,839 in Management Fees for the six months ended September 30, 2018 which is included in the consolidated statement of operations. As of September 30, 2018, payable due to Adviser includes $410,118 of Management Fee payable.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund for the period from August 1, 2018 through September 1, 2019 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I Shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I Shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of Shares; (v) taxes; and (vi) extraordinary expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless so renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess. To the extent that the Adviser pays Excess Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. The Excess Expenses in respect of the Fund’s Class A Shares shall be deemed to include any Specified Expenses paid by the Adviser in respect of the Feeder, a feeder fund that invested all or substantially all its assets in the Fund that was liquidated upon the Fund’s issuance of Class A Shares, and not reimbursed by the Feeder to the Adviser. For the six months ended September 30, 2018, the Fund reimbursed Excess Expenses paid by the Adviser in the amount of $192,262 which is included as expense recapture in the consolidated statement of operations. Cumulative Excess Expenses paid by the Adviser are subject to the aforementioned conditions and will expire in the following years:

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2018

	Class A	Class I	Total
Excess Expenses paid by the Advser and eligible for recapture (to be expired by March 31, 2019)	$—	$142,673	$142,673
Excess Expenses paid by the Advser and eligible for recapture (to be expired by March 31, 2020)	135,571	192,447	328,018
Excess Expenses paid by the Advser and eligible for recapture as of March 31, 2018	$135,571	$335,120	$470,691

As of September 30, 2018, payable due to Adviser includes $17,070 of expense reimbursement to be paid by the Fund to the Adviser on Class A Shares and $4,838 of expense reimbursement to be paid by the Fund to the Adviser on the Excess Expenses paid by the Adviser for Class I Shares.

The Fund has adopted a Distribution and Service Plan Agreement (“Plan”) for Class A and Class I Shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund will pay a monthly fee out of the net assets of Class A Shares at the annual rate of 0.60% of the aggregate net asset value of the Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchase of Shares) (the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is paid to Altegris Investments, L.L.C., an affiliate of the Adviser, as the distributor of the Shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I Shares are not subject to the Distribution and Servicing Fee. During the six months ended September 30, 2018, pursuant to the Plan, Class A shares incurred $892,486 in Distribution and Servicing Fees which are included in the consolidated statement of operations. As of September 30, 2018, distribution and servicing fees payable to Distributor was $150,508.

The Fund reimburses the Adviser for certain sub-accounting and sub-transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the six months ended September 30, 2018, the Fund incurred $196,926 of sub-accounting and sub-transfer agency fees reimbursed to the Adviser pursuant to this arrangement which are recorded in transfer agent fees in the consolidated statement of operations.

GFS

GFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with GFS, the Fund pays GFS customary fees for providing such services to the Fund. During the six months ended September 30, 2018, certain officers of the Fund were also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. For the six months ended September 30, 2018, the Fund incurred $141,952 of administrative service fees, $68,670 of transfer agent fees, and $31,068 of fund accounting fees which are included in the consolidated statement of operations. As of September 30, 2018, other related parties payable includes a payable of $188,183 due to GFS for administration, transfer agent fees and fund accounting fees.

Blu Giant, LLC (“Blu Giant”), a related party of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the six months ended September 30, 2018, the fund incurred $65,192 of printing and postage expenses which are included in the consolidated statement of operations. As of September 30, 2018, other related parties payable includes a payable of $14,685 due to Blu Giant for printing and postage expenses.

Altegris Advisors, LLC (the “Adviser”)

Effective June 1, 2018, the Adviser, provides compliance services to the Fund pursuant to a consulting agreement between the Adviser and the Fund. Under the terms of such agreement, the Adviser receives customary fees from the Fund. For the six months ended September 30, 2018, the Fund incurred $8,734 in such consulting fees, which are included in chief compliance officer fees on the consolidated statement of operations. As of September 30, 2018, the amount due to the Adviser is $0. Prior to June 1, 2018, Northern Lights Compliance Services, LLC (“NLCS”), a related party of GFS, provided these services. For the six months ended September 30, 2018, the fund incurred $4,178 in NLCS customary fees which are included in chief compliance officer fees on the consolidated statement of operations.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2018

5.	REPURCHASES OF SHARES

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Effective August 1, 2017, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. Any repurchase of Shares from a Shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset of any such Shares repurchased by the Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date.

During the six months ended September 30, 2018, the Fund repurchased tendered Shares as follows:

						Shares Outstanding on
	Repurchase Offer	% of Shares	Number of	NAV Price of Shares	Redemption Value of Shares	Repurchase Date, Before
Repurchase Date	Amount	Tendered	Shares Tendered	Tendered	Tendered	Repurchase
June 30, 2018
Class A		1.44%	309,793	$13.97	$4,327,811	21,461,212
Class I		0.56%	18,664	$29.73	$554,873	3,324,014
Total	$18,487,647				$4,882,684
September 30, 2018
Class A		1.82%	386,719	$14.33	$5,541,687	21,289,585
Class I		1.02%	34,752	$30.54	$1,061,321	3,422,232
Total	$19,002,673				$6,603,008

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2018 the Fund continues to qualify as a regulated investment company.

The Fund’s tax year end is September 30, 2018, as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax years ended September 30, 2018 and September 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Ordinary Income	$—	$—
Long-Term Capital Gain	18,427,385	11,966,612
Return of Capital	—	—
	$18,427,385	$11,966,612

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$11,409,212	$(1,258,397)	$—	$5,141,682	$32,844,033	$48,136,530

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2018

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships, passive foreign investment companies and the Fund’s wholly-owned subsidiary.

Late year losses incurred after December 31 within the tax year end are deemed to arise on the first business day of the following tax year. The Fund incurred and elected to defer such late year losses of $1,258,397.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, non-deductible expenses and adjustments for partnerships and passive foreign investment companies, resulted in reclassification for the tax year ended September 30, 2018 as follows:

		Accumulated
	Undistributed Net	Net Realized
Paid In Capital	Investment Income	Gains
$(5,977,004)	$(7,773,710)	$13,750,714

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2018 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2018 will not be finalized by the Fund until after the fiscal year end.

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

On July 15, 2016, Lloyds Bank PLC issued a line of credit up to $7.5 million to the Fund (the “Borrower”) with a maturity date of July 15, 2017 under a revolving credit agreement. The Borrower renewed this line of credit and extended the maturity date to September 28, 2018 at which date the line of credit was terminated. The Fund did not borrow under the line of credit during the six months ended September 30, 2018. The cost for the unused line of credit was 0.50% annum until July 15, 2017 then it was increased to 0.85% per annum in connection with the renewal of this line of credit. For the six months ended September 30, 2018, the Fund incurred $31,962 in unused commitment fees as well as other administrative fees which are included as line of credit fees in the consolidated statement of operations. The line of credit fees payable as of September 30, 2018 is $2,434 which is included in the consolidated statement of assets and liabilities.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2018

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

Revolving Credit Agreement

On October 1, 2018, the Fund obtained a $7.5 million line of credit from Credit Suisse AG under a credit agreement. The maturity date of the line of credit is March 31, 2021.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

Approval of Investment Advisory and Sub-Advisory Agreement

At a meeting held on June 12, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of Altegris KKR Commitments Master Fund (the “Fund”), including each of the trustees that are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the annual approval of the investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris” or the “Adviser”) and the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between Altegris and Stepstone Group, LP (“Stepstone” or the “Sub-Adviser”).

In connection with the Board’s consideration of each of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s and Sub-Adviser’s investment management personnel; (b) an overview of the Adviser’s and Sub-Adviser’s operations and financial condition; (c) a comparison of the Fund’s advisory fee, sub-advisory fee and overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the level of profitability from each of the Adviser’s and Sub-Adviser’s fund-related operations; (e) the compliance policies and procedures of each of the Adviser and Sub-Adviser, including policies and procedures for personal securities transactions; and (f) information regarding the performance of the Fund compared to other comparable closed end investment funds registered under the 1940 Act, relevant benchmark indices, and the historical performance of other 1940 Act registered funds managed by the Adviser and other accounts and private funds advised by the Sub-Adviser.

Matters considered by the Board in connection with its approval of each of the Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by each of Altegris and StepStone related to the Advisory Agreement and Sub-Advisory Agreement on behalf of the Fund, respectively, including the Advisory Agreement and Sub-Advisory Agreement, each of Altegris’ and Stepstone’s Form ADV, a description of the manner in which investment decisions are made and executed, the allocation of responsibilities between Altegris and StepStone, a review of the professional personnel of each of Altegris and StepStone that perform services for the Fund and a certification from each firm certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

In reaching their conclusions, the Trustees considered that Altegris has continued to provide the advisory services with respect to the Fund’s portfolio and supervisory services with respect to StepStone as it has since the Fund’s inception. The Trustees considered the recent changes in Altegris’s executive management and overall staffing and the recent announcement of Altegris’s planned merger with Artivest, and concluded that Altegris continued to have an appropriate level of focus on its operations and growth of its business. With respect to Altegris’ policies and procedures, the Trustees considered that Altegris and the Fund have appointed a new chief compliance officer and made exhancements to their written policies and procedures. The Trustees then concluded that Altegris had the sufficient quality and depth of personnel, resources, and compliance policies and procedures to perform its duties under the Advisory Agreement.

With respect to StepStone, the Trustees considered the size, organizational structure and experience of the Sub-Adviser in managing private equity fund assets, noting that StepStone had experienced significant asset growth, advising on over $230 billion in private capital allocations and directly managing approximately $35 billion in assets, and also had acquired additional resources that have provided StepStone with further expertise in certain areas, including private debt and real estate. The Trustees noted that StepStone had not experienced any significant changes in its corporate structure or turnover in its partners. The Trustees considered StepStone’s role in making investment recommendations to Altegris and reviewed StepStone’s due diligence, analysis and investment processes, risk

Altegris KKR Commitments Master Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2018

management, compliance functions, and policies and procedures in the areas of business continuity and cybersecurity. The Trustees concluded that StepStone had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the portfolio management services provided by StepStone to the Fund was appropriate.

Performance. The Trustees considered the Fund’s performance for the one-year, two-year and since- inception (August 1, 2015) periods ended March 31, 2018 as compared to the Fund’s primary and secondary benchmark indices, the S&P 500 Total Return Index and the MSCI World Total Return Index, and other externally managed closed-end funds with investment objectives and strategies comparable to the Fund’s. They noted that the primary benchmark index reflected the broad-based returns of public equity companies, and found that while the Fund generated positive returns over each period, it generally underperformed its benchmark indices. The Trustees also found that the Fund generally lagged other comparable funds for the one and two year periods ended March 31, 2018. The Trustees considered that the Fund was not yet fully invested as a factor in the Fund’s underperformance relative to its benchmarks and comparable funds, and that while the Fund as a whole may have underperformed relative to other indices and funds during this period, the performance of the Fund’s invested assets was acceptable. The Trustees concluded that based on the performance of the Fund, Altegris’s and StepStone’s performance was satisfactory and indicated that each firm had the ability to provide an acceptable level of investment returns for the Fund and its shareholders.

Fees and Expenses. As to the costs of the services to be provided, the Trustees considered a comparison prepared by Altegris of the Fund’s advisory fee and net expenses to those of a peer group of funds with similar investment objectives and strategies selected by Altegris, as reflected in the Board Materials. The Trustees considered that Altegris charged an annualized advisory fee of 1.20% of the Fund’s average net assets, which was lower than the mean advisory fee of the peer group and equal to the lowest fee in the peer group. The Trustees also considered the Fund’s net expense ratio (Class I shares) as compared to the funds in the peer group and noted that the Fund’s 2.19% expense ratio was lower than the mean net expense ratio of the peer group.

The Trustees also considered the allocation of the advisory fee between Altegris and StepStone; considered the services rendered to the Fund by each of Altegris and StepStone and determined that Altegris bears the costs of the operation, management and oversight of the Fund while StepStone’s primary function was to prepare and make investment recommendations to Altegris; and determined that the payment by Altegris of a sub-advisory fee in an amount equal to 0.37% of the Fund’s average net assets to StepStone appropriately reflects each adviser’s role. The Trustees concluded that neither the contractual advisory fee nor the contractual sub-advisory fee was unreasonable and that the Fund’s overall expense ratio was acceptable.

Profitability. The Trustees considered each of Altegris’ and Stepstone’s profitability and whether these profits were reasonable in light of the services provided to the Fund. With respect to Altegris, the Trustees reviewed a profitability analysis prepared by Altegris and found that based on the Fund’s current asset levels, Altegris’ relationship with the Fund was profitable and that the net profit attributable to the Fund did not appear to be excessive. With respect to StepStone, the Trustees reviewed a profitability analysis prepared by StepStone reflecting the gross fees earned by StepStone as compared to Stepstone’s costs of servicing the Fund, and found Stepstone’s relationship with the Fund was profitable and the net profits attributable to the Fund were not excessive. The Trustees concluded that each of Altegris’ and StepStone’s level of profitability from its respective relationship with the Fund was not excessive.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of the Fund and whether there was potential for realization of any further economies of scale. The Trustees concluded that given the current and expected size of the Fund that economies of scale were not a relevant consideration at this time. The Trustees considered that they would revisit whether economies of scale exist in the future once the Fund achieved sufficient scale.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2018

Other Benefits. The Trustees considered the character and amount of other direct and incidental benefits to be received by each of Altegris and StepStone from their association with the Fund. The Board noted that Altegris’s affiliated broker-dealer, Altegris Investments, Inc., was the Fund’s principal underwriter and was involved in some direct sales of the Fund.

Conclusion. The Chairman reported that the Trustees, having requested and received such information from each of Altegris and StepStone as they believed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of each of the Advisory Agreement and Sub-Advisory Agreement for an additional term was in the best interests of the Fund and its shareholders. In considering the Advisory Agreement and Sub-Advisory Agreement, the Trustees did not identify any one factor as all important and each Trustee may have considered different factors as more important.

PRIVACY NOTICE

What does Altegris KKR Commitments Master Fund (the “Fund”) do with your personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         Account transactions and transaction history

●         Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1-888-524-9441

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account or deposit money

●     Direct us to buy securities or direct us to sell your securities

●     Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Altegris KKR Commitments Master Fund

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 12/4/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 12/4/18

By (Signature and Title)

/s/Beth Strong

Beth Strong, Treasurer

Date 12/4/18